Filed pursuant to Rule 497(a)(1)
File No. 333-160720
Rule 482ad

Gladstone Investment Corporation Prices Preferred Stock Offering

MCLEAN, VA, February 28, 2012 – Gladstone Investment Corporation (NASDAQ: GAIN) (the “Company”) today announced that it has entered into an agreement to sell 1,400,000 shares of its newly designated 7.125% Series A Cumulative Term Preferred Stock (the “Series A Term Preferred Stock”) at a public offering price of $25.00 per share, raising $35.0 million in gross proceeds and $33.2 million in net proceeds after payment of underwriting discounts and commissions and estimated expenses of the offering payable by the Company. The Company has also granted the underwriters a 25-day option to purchase 210,000 additional shares of Series A Term Preferred Stock on the same terms and conditions to cover over-allotments, if any. The closing of the transaction is subject to customary closing conditions and the shares are expected to be delivered on March 6, 2012. Jefferies & Company, Inc. is serving as the sole book-running manager for the offering, and Janney Montgomery Scott LLC is serving as joint lead manager and J.J.B. Hilliard, W.L. Lyons, LLC and Wunderlich Securities, Inc. are serving as co-managers.

The Company intends to use the net proceeds from its offering of the Series A Term Preferred Stock (the “Offering”) to repay its existing indebtedness, including the outstanding balance of its line of credit, then to make investments, with any remaining proceeds to be used for general corporate purposes.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. A prospectus supplement, dated February 28, 2012, which will be filed with the Securities and Exchange Commission, and the accompanying prospectus, dated September 9, 2011, which has been filed with the Securities and Exchange Commission, contain this and other information about the Company and should be read carefully before investing.

The Offering is being conducted as a public offering under the Company’s effective shelf registration statement filed with the Securities and Exchange Commission (File No. 333-160720). To obtain a copy of the prospectus and the final prospectus supplement for this offering, please contact: Jefferies & Company, Inc., 520 Madison Avenue, New York, NY 10022, Attention: Debt Capital Markets or (201) 761-7610.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Gladstone Investment Corporation is a publicly traded business development company that seeks to make debt and equity investments in small and mid-sized businesses in the United States in connection with acquisitions, changes in control and recapitalizations. Including payments made through January 2012, the Company has paid 79 consecutive monthly cash distributions on its common stock. Information on the business activities of all the Gladstone funds can be found at www.gladstonecompanies.com.

SOURCE Gladstone Investment Corporation

For further information contact Investor Relations at (703) 287-5893.